Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report of Kimbell Tiger Acquisition Corporation (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Blayne Rhynsburger, Controller, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2022	By:	/s/ Blayne Rhynsburger
Blayne Rhynsburger
Controller